UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2015

ANTRIABIO, INC.
(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

1450 Infinite Drive
Louisville, CO 80027
 (Address of principal executive offices)

(303) 222-2128
 (Registrant's telephone number)

__________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

PIPE TRANSACTION

On December 4, 2014, AntriaBio, Inc. (the “Company”, “we”, “us” or “our”)  announced an initial close (the “Initial Close”) of a private placement transaction (the “PIPE Financing”) with certain accredited investors (each an “Investor” and collectively, the “Investors”) pursuant to Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Act”) and Rule 506 of Regulation D promulgated thereunder. On December 31, 2014, we completed a subsequent close of the financing (the “Subsequent Close”) and on February 18, 2015 we closed the PIPE Financing (the “Final Close” together with the Initial Close and the Subsequent Close, the “Close”).  In connection with the Close of the PIPE Financing, we entered into Subscription Agreements (collectively, the “Subscription Agreements”) by and between us and each Investor in which we issued to the Investors an units of the Company (each a “Unit” and collectively, the “Unit”).  Each Unit was priced at $1.85 and consists of one share of our common stock (an “Offered Share”) and one common share purchase warrant (a “Warrant”) exercisable at $2.50 at any time until 5:00 p.m. (Pacific Time) on the date that is thirty-six (36) months following the Close of the PIPE Financing.  We received gross cash proceeds of $9.2 million, excluding placement agent compensation, transaction costs, fees and expenses in the Close of the PIPE Financing.

Financing Warrant

As part of the compensation we agreed to pay the placement agent (the “Placement Agent”) in connection with the PIPE financing, we issued to the Placement Agent a warrant (the “Financing Warrant”) to purchase such number of shares of the Company’s common stock equal to 17.5% of the gross proceeds of the PIPE Financing  (the “Financing Warrant Shares”).  The Financing Warrant is exercisable for a period of seven (7) years from the date of issuance with an exercise price of $2.50 per Financing Warrant Share.  The Financing Warrant contains cashless exercise rights, and shall be adjusted both as to the number of shares and price into which and at which they are exercisable, based on any splits, conversions, or reorganizations that affect the Company’s common stock.

Registration Rights

In connection with the PIPE Financing, we granted registration rights to the Investors and the Placement Agent whereby we agreed that within ninety (90) days following the Close of the PIPE Financing, we will file a registration statement (the “Registration Statement”) under the Act, covering the Offered Shares, the Warrant Shares, and the Financing Warrant Shares.  We agreed to take all necessary actions and make all necessary filings to keep the Registration Statement effective for a period that extends from the first date on which the United States Securities and Exchange Commission (the “SEC”) issues an order of effectiveness in relation to the Registration Statement until such date as our legal counsel issues a legal opinion asserting that the Offered Shares, Warrant Shares, and Financing Warrant Shares are available for resale under Rule 144 of the Securities Act.

Rule 135C Notice

We are providing this Current Report on Form 8-K in accordance with Rule 135c under the Securities Act of 1933, as amended (“Rule 135c”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. Any securities that may be offered pursuant to the PIPE Financing or any agreement related thereto including, but not limited to, the Subscription Agreement or any other agreement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The foregoing description of the Warrants is a summary of the material terms thereof and is qualified in its entirety by the complete text of the form of the Warrant, which is attached hereto as Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on December 4, 2014, which is incorporated herein by reference.

The foregoing description of the Financing Warrant and Subscription Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the form of the Financing Warrant and form of Subscription Agreement, which are attached hereto as Exhibits 4.2 and 10.1 to our Current Report on Form 8-K filed with the SEC on January 5, 2015, which is incorporated herein by reference.

AMENDED AND RESTATED EMPLOYMENT AGREEMENTS

Chief Executive Officer

On February 23, 2015, we entered into a second amended and restated employment agreement (the “CEO Second Amended and Restated Employment Agreement”) with our Chief Executive Officer, Nevan Elam, amending the Employment Agreement between the Company and Mr. Elam dated March 26, 2014 (the “Employment Agreement”).  The CEO Second Amended and Restated Employment Agreement provides, among other things, for: (i) an increase in Mr. Elam’s base salary from $390,000 to $450,000 based on current market data; and (ii) an increase in Mr. Elam’s target bonus from 50% to 60% of his annual salary.

The foregoing description of the CEO Second Amended and Restated Employment Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the CEO Second Amended and Restated Employment Agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K.

Chief Scientific Officer

On February 23, 2015, we entered into a second amended and restated employment agreement (the “CSO Second Amended and Restated Employment Agreement”) with our Chief Scientific Officer, Sankaram Mantripragada, amending the CSO Employment Agreement between the Company and Dr. Mantripragada dated March 26, 2014 (the “CSO Employment Agreement”).  The CSO Second Amended and Restated Employment Agreement provides, among other things, for: (i) an increase in Mr. Mantripragada’s base salary from $295,000 to $350,000 based on current market data; and (ii) an increase in Mr. Mantripragada’s target bonus from 40% to 45% of his annual salary.

The foregoing description of the CSO Second Amended and Restated Employment Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the CSO Second Amended and Restated Employment Agreement, which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K.

Chief Accounting Officer

On February 23, 2015, we entered into an amended and restated employment agreement (the “CAO Amended and Restated Employment Agreement”) with our Chief Accounting Officer, Morgan Fields, amending the Employment Agreement between the Company and Ms. Fields dated January 27, 2014 (the “Employment Agreement”).  The CAO Amended and Restated Employment Agreement provides, among other things, for: (i) an increase in Ms. Fields’ base salary from $130,000 to $145,000 based on current market data; and (ii) an increase in the target bonus from 15% to 25% of her annual salary.

The foregoing description of the CAO Amended and Restated Employment Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the CAO Amended and Restated Employment Agreement, which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The sale and issuance of the Offered Shares, the Warrants, the Financing Warrants and the issuance of shares of our common stock upon the exercise or conversion thereof have been determined to be exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The information set forth in Item 1.01 under the caption “AMENDED AND RESTATED EMPLOYMENT AGREEMENTS” of this Current Report on Form 8-K is incorporated by reference into this Item 5.02(e).

On February 23, 2015, the Board of Directors approved the payment of 100% of the target bonus for 2014 for the Chief Executive Officer and Chief Scientific Officer and approved payment of 150% of the target bonus for 2014 for the Chief Accounting Officer.   The Board of Directors also approved the one-time bonus to Dr. Mantripragada, which is to be paid when animal trials for AB101 began and the one-time bonus to Dr. Hoyoung Huh that was in his employment agreement.    The bonuses were approved to be paid on February 28, 2015.  The Chief Executive Officer and Chief Scientific Officer have both decided to defer payment of their bonuses and Dr. Huh decided to defer 50% of his bonus until a later date to be determined by the executives and the Board.

Stock Option Plan

On February 23, 2015, the Board of Directors adopted the Company’s 2015 Non Qualified Stock Option Plan (the “Plan”).  The following is a summary of the Plan.

The Board of Directors adopted the 2015 Non Qualified Stock Option Plan on February 23, 2015.  The purpose of the Plan is to promote the interests of the Company by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

The aggregate number of shares of Common Stock that may be issued under all awards under the Plan is 6,850,000 shares of Common Stock.  Any employee, officer, non-employee director, consultant, independent contractor or advisor to the Company or any affiliate of the Company shall be eligible to be designated as a participant.   The Board may grant awards in the form of options to purchase shares of the Company’s Common Stock.  With regard to each such option, the Board will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any stock option may not be less than the greater of 100% of the fair market value of the shares of Common Stock on the date the option is granted,  provided, however, that the Committee may designate a purchase price below fair market value on the date of grant if the option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company. The term of each option shall be fixed by the Committee at the time but shall not be longer than ten (10) years from the date of grant.

The foregoing description of the Plan is a summary of the material terms thereof and is qualified in its entirety by the complete text of the 2015 Non Qualified Stock Option Plan, which is attached hereto as Exhibit 10.5 to this Current Report on Form 8-K.

In connection with the adoption of the plan, on February 23, 2015, the Board of Directors issued the following Plan awards to certain of the Company’s “named executive officers” and directors:

Executive	Position	Type of Award	Number of Shares of Common Stock Underlying Award

Nevan Elam	Chief Executive Officer and Chairman of the Board	Stock Options	1,740,000
Sankaram Mantripragada	Chief Scientific Officer	Stock Options	695,000
Morgan Fields	Chief Accounting Officer	Stock Options	307,000
Hoyoung Huh	Chairman of the Scientific Advisory Board and Business Development, Director	Stock Options	808,000
Barry Sherman	Director	Stock Options	187,000

In addition, the Board also issued to certain other officers, key employees and consultants options exercisable into an aggregate of 335,000 shares of the Company’s common stock.  The stock options have an exercise price of $2.06 per share and are exercisable until February 23, 2025.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION
4.1	Form of Warrant *
4.2	Form of Financing Warrant **
10.1	Form of Subscription Agreement **
10.2	CEO Second Amended and Restated Employment Agreement
10.3	CSO Second Amended and Restated Employment Agreement
10.4	CAO Amended and Restated Employment Agreement
10.5	The 2015 Non Qualified Stock Option Plan

*   Previously filed with the Company’s Current Report on Form 8-K as filed on December 4, 2014 and incorporated by reference.
**   Previously filed with the Company’s Current Report on Form 8-K as filed on January 5, 2015 and incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTRIABIO, INC.

DATE: February 24, 2015	By:	/s/ Morgan Fields
Morgan Fields Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
4.1	Form of Warrant *
4.2	Form of Financing Warrant **
10.1	Form of Subscription Agreement **
10.2	CEO Second Amended and Restated Employment Agreement
10.3	CSO Second Amended and Restated Employment Agreement
10.4	CAO Amended and Restated Employment Agreement
10.5	The 2015 Non Qualified Stock Option Plan

*   Previously filed with the Company’s Current Report on Form 8-K as filed on December 4, 2014 and incorporated by reference.
**   Previously filed with the Company’s Current Report on Form 8-K as filed on January 5, 2015 and incorporated by reference.